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                                                                EXHIBIT 10.10

                                 PROMISSORY NOTE

$168.750                                                      December 10, 1999

         FOR VALUE RECEIVED, Bill Palumbo (the "Payor") hereby promises to pay on the tenth anniversary of the date of this Purchase Note or earlier as provided in, Paragraphs 3 and 4 hereof to Wireless, Inc., a California corporation (the "Payee"), at 5452 Betsy Ross Drive, Santa Clara, California 95054, or at such other place as may be designated from time to time in writing by Payee, in lawful money of the United States, the principal sum of $168,750. This Note shall bear interest at the lower of 6.39% minimum rate of interest required to avoid imputation of income to Payor, payable at maturity and in accordance with the provisions of Paragraphs 3 and 4 hereof. Interest shall accrue daily and compound annually.

         1. This Note is the full recourse promissory note referred to in, and is entitled to the benefits of, the Pledge Agreement dated as of the date hereof between Payor and Payee with respect to 625,000 shares of Common Stock of Payee (the "Securities") issued to Payor.

         2. This Note may be prepaid at the option of Payor, in full or in part, at any time and from time to time without premium or penalty.

         3. Payor shall prepay all or a portion of the principal and interest due on this Note in the amounts set forth below. Such payments shall be made within three business days of receipt by Payor.

          (i) 50% of any and all cash dividends or interest received in respect of the Securities:

          (ii) 100% of any and all liquidating or other extraordinary distributions received in respect of the Securities, net of taxes at an assumed marginal rate of 40%; and

          (iii) 100% of the cash proceeds of any sale, transfer or other disposition (including by merger) of the Securities. Payor agrees to sell any non-cash proceeds consisting of publicly tradable securities received upon any sale, transfer or other disposition (including by merger) of the Securities as soon as reasonably practicable thereafter without Payor incurring adverse tax (other than normal taxes due on a disposition, securities law or similar consequences and use such proceeds to prepay principal and interest on this Note.

All payments and pre-payments (whether voluntary or mandatory) shall be allocated first to accrued but unpaid interest and then to principal.

         4. Principal and interest on this Note are immediately due and payable upon the occurrence of either of the following events prior to the tenth anniversary, of the date hereof:


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          (a) the termination of Payor's employment by Payee, whether voluntarily or involuntarily, for any reason or no reason: or

          (b) sale of the Securities by Payor.

         5. In the event Payor defaults in the payment when due of the principal or interest on this Note, Payee, at its option, without notice, may declare all principal and accrued interest to be immediately due and payable.

         6. If this Note is not paid in accordance with its terms and is placed in the hands of an attorney for collection, or if suit be instituted hereon, Payor shall pay to Payee, in addition to principal and accrued interest, all costs of collection of the principal and accrued interest, including, without limitation, reasonable attorneys' fees for the enforcement of this Note.

         7. Payor hereby expressly waives presentment, protest and demand, notice of protest, demand, dishonor and nonpayment of this Note and all other notices of any kind. This Note shall be governed by California law.

                                                     /s/  WILLIAM J. PALUMBO
                                                   ----------------------------
                                                     William J. Palumbo

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                                PLEDGE AGREEMENT

         This Pledge Agreement (this "Agreement") is made and entered into by and between Wireless, Inc., a California corporation ("Secured Party") and William J. Palumbo (the "Debtor"), effective as of December 10, 1999.

                                    RECITALS

         1. Secured Party is a corporation with its principal place of business at 5452 Betsy Ross Drive, Santa Clara, California 95054.

         2. Debtor's address for purposes of this Agreement is 5452 Betsy Ross Drive, Santa Clara, California 95054.

         3. Secured Party has agreed to sell to Debtor 1,250,000 shares of the Common Stock of the company (the "Securities"), for an aggregate purchase price of $337,500 (the "Purchase Price"), of which 50% has been paid in cash, pursuant to a certain [Common Stock Purchase Agreement], dated as of the date hereof, by and between Secured Party and Debtor (the "Common Stock Purchase Agreement").

         4. Debtor has given Secured Party a full recourse promissory note, dated as of the date hereof, in the principal amount of $168,750 (the "Purchase Note"), as consideration for 50% of the Purchase Price.

         5. As a condition to Debtor's purchase of the Securities, he has agreed to grant Secured Party a security interest in that portion of the Securities for which the Purchase Price was paid by delivery of the Purchase Note, as collateral for Debtor's obligations under the Purchase Note.

                                    AGREEMENT

         In consideration of the foregoing recitals and the terms, conditions, and covenants contained herein, Secured Party and Debtor agree as follows:

         Section 1. GRANT OF SECURITY INTEREST. Debtor hereby pledges to Secured Party, and grants to Secured Party, a security interest in the following (collectively, the "Pledged Collateral"):

          (i) 625,000 shares of Common Stock, the certificates or other instruments representing the pledged Securities, and all non-cash dividends, instruments and other property from time to time received, receivable or otherwise distributed in respect of or upon sale, transfer, exchange or other disposition of any or all of the pledged Securities: and

          (ii) All additional shares of stock issued to Debtor by Secured Party in respect of the pledged Securities and the certificates or other instruments representing such additional shares, and all non-cash dividends, instruments and other property from time to time received,

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receivable or otherwise distributed in respect of or in exchange for any or all of such pledged Securities.

         Section 2. DEBTOR'S OBLIGATIONS SECURED HEREBY. The obligations of Debtor that are secured by this Agreement are as follows:

          (i) Payment or performance of all existing and future obligations of Debtor to Secured Party arising under the Purchase Note, or this Agreement; and

          (ii) All expenses, including attorneys' fees and legal expenses, incurred or paid by Secured Party in the preservation or enforcement of its rights or the obligations of Debtor under the Purchase Note or this Agreement.

         Section 3. PLEDGED COLLATERAL - SALE, TRANSFER OR CREATION OF
LIEN. Debtor represents and warrants that Debtor is the sole owner of the Pledged Collateral, free and clear of any lien, claim, charge, option or other encumbrance, except as provided in this Agreement and the Common Stock Purchase Agreement, and has authority, to pledge, transfer and deliver any interest therein. Debtor shall not sell or offer to sell or otherwise transfer the Pledged Collateral, or any part thereof or interest therein, encumber the Pledged Collateral or allow a lien to be placed on the Pledged Collateral, without the prior written consent of Secured Party, and in accordance with the provisions of the Common Stock Purchase Agreement.

         Section 4. POSSESSION OF PLEDGED COLLATERAL. Secured Party shall retain possession of the Pledged Collateral until all of Debtor's obligations under the Purchase Note, the Common Stock Purchase Agreement and this Agreement have been performed.

         Section 5. DEFAULT DEFINED. Debtor shall be in default under this Agreement upon the occurrence of any of the following events or conditions (each of which is referred to hereinafter as an "Event of Default"):

          (i) Debtor fails to perform any of his obligations under the Purchase Note, the Common Stock Purchase Agreement or this Agreement, including, without limitation, his obligation to make any and all payments, when due, under the Purchase Note;

          (ii) Any warranty, representation or statement made or furnished to Secured Party by or on behalf of Debtor in connection with this Agreement or the Common Stock Purchase Agreement or to induce Secured Party to extend credit to Debtor proves to have been false in any material respect when made or furnished;

          (iii) Any sale or assignment of, or the placing of any lien or encumbrance on, the Pledged Collateral occurs, except as is permitted in this Agreement or the Securities Purchase Agreement, or a suit is filed for the purpose of, or the making of, any levy on, or seizure or attachment of, the Pledged Collateral; or

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          (iv) Debtor makes an assignment for the benefit of creditors, or commences a proceeding under any bankruptcy or insolvency laws, or any proceeding under any bankruptcy laws is commenced against Debtor.

          Section 6. ACCELERATION. Upon the occurrence of an Event of Default hereunder or a default under the terms of the Purchase Note, Secured Party may, without notice to Debtor, accelerate the payment or performance of any or all of Debtor's obligations hereunder or under the Purchase Note and shall have, in addition to all rights and remedies under this Agreement, the rights and remedies of a Secured Party under Article 9 of the California Uniform Commercial Code (the "Code"), including, without limitation, the right to sell or otherwise dispose of any or all of the Pledged Collateral.

         Section 7. VOTING RIGHTS: DIVIDENDS. ETC. (i) So long as no Event of Default or event which, with the giving of notice or lapse of time, or both, would constitute an Event of Default shall have occurred and be continuing:

                  (a) Debtor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Pledged Collateral or any part thereof for any purpose not inconsistent with the terms of this Agreement;

                  (b) Debtor shall be entitled to receive and retain dividends and interest paid in respect of the Pledged Collateral, except that Debtor shall make payments to Secured Party in the amounts set forth below within three days of receipt.

                  (A) 50% of any and all cash dividends or interest received in respect of the Pledged Collateral;

                  (B) 100% of any and all liquidating or other extraordinary distributions received in respect of the Pledged Collateral, net of taxes at an assumed marginal rate of 40%; and

                  (C)100% of the cash proceeds of any sale, transfer or other disposition (including by merger) of the Pledged Collateral.

In addition, Debtor agrees to sell any non-cash proceeds consisting of publicly tradable securities received upon any sale, transfer or other disposition (including by merger) of the Pledged Collateral as soon as reasonably practicable thereafter without Debtor incurring adverse tax (other than normal taxes due on a disposition), securities law or similar consequences, and to transfer the proceeds of any such sale to Secured Party, within three days of receipt.

                  (ii) Upon the occurrence and during the continuance of an Event of Default or an event which, with the giving of notice or the lapse of time, or both, would become an Event of Default, all rights of Debtor to exercise the voting and other consensual rights to which he or she would otherwise be entitled to exercise pursuant to Section 7(i)(a) and to receive the dividends and interest payments which he or she would otherwise be authorized to receive and retain pursuant to Section 7(i)(b) shall cease, and all such rights shall thereupon become vested in

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Secured Party who shall thereupon have the sole right to exercise such voting and other consensual rights and to receive and hold as Pledged Collateral such dividends and interest payments.

         Section 8. REMEDIES UPON DEFAULT. If any Event of Default shall have occurred and be continuing:

                  (i) Secured Party may exercise in respect of the Pledged Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the Code at that time, and Secured Party may also, without notice except as specified below, sell the Pledged Collateral or any part thereof in one or more parcels at public of private sale, at any exchange, brokers board or at any of Secured Party's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as Secured Party may deem commercially reasonable. Debtor agrees that at least ten (10) days notice of the time and place of any public sale or the date on which any private sale is to be made shall constitute reasonable notification. Secured Party shall not be obligated to make any sale of the Pledged Collateral regardless of notice of sale having been given. Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

                  (ii) Any cash held by Secured Party as Pledged Collateral and all cash proceeds received by Secured Party in respect of any sale of, collection from, or other realization upon all or any part of the Pledged Collateral may, in the discretion of Secured Party, be held by Secured Party as collateral for, and/or then or at any time thereafter applied in whole or in part by Secured Party against, all or any part of the obligations in such order as Secured Party shall elect. Any surplus of such cash or cash proceeds held by Secured Party and remaining after payment in full of all obligations shall be paid over to Debtor or to whomsoever may be lawfully entitled to receive such surplus.

         Section 9. NOTICE OF SALE. Secured Party shall give Debtor written notice of the time and place of any public sale of the Collateral, or of the date on which a private sale or other intended disposition thereof is to be made, at least ten (10) days before the sale or disposition.

         Section 10. POWER OF ATTORNEY. Debtor appoints Secured Party its attorney-in-fact to transfer the Pledged Collateral to Secured Party or to any other person pursuant to Sections 7 and 8 hereof in the event Debtor shall default hereunder.

         Section 11. TERMINATION OF AGREEMENT. This Agreement shall terminate upon Debtor paying Secured Party all principal and accrued interest on the Purchase Note and fulfilling all of its obligations to Secured Party under this Agreement.

         Section 12. WAIVER. No waiver of any obligation of Debtor under the Purchase Note or this Agreement shall be effective unless it is in a writing signed by Secured Party. A waiver by Secured Party of any right or remedy under this Agreement on any occasion shall not be a bar

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to exercise of the same right or remedy on any subsequent occasion or of any other right or remedy at any time.

         Section 13. NOTICES. All notices, consents, requests, instructions, approvals and other communications under this Agreement shall be in writing and shall be deemed to have been delivered (i) on the date indicated on the return receipt as the date of delivery or refusal if mailed by registered or certified mail, postage prepaid, return receipt requested, (ii) upon courier confirmation of receipt if sent by overnight courier, (iii) when receipt is acknowledged when sent or delivered by telex or facsimile, and (iv) upon delivery at the addresses set forth in the first page of this Agreement. Any party may change its address for notice purposes by complying with the notice provisions of this Section 13.

         Section 14. OTHER ACTS OF DEBTOR. Debtor shall execute and deliver such documents and perform all acts as are necessary or convenient for Secured Party to perfect the security interest of Secured Party in the Pledged Collateral or sell the Pledged Collateral in the event of a default by Debtor under this Agreement or the Purchase Note.

         Section 15. ENTIRE AGREEMENT. This Agreement, together with the Purchase Note and the Common Stock Purchase Agreement, constitute the entire agreement between the parties with respect to the subject matter hereof, superseding all negotiations, prior discussions and preliminary agreements. All modifications and amendments hereto must be in a writing specifying the modification or amendment and executed by both parties hereto.

         Section 16. SUCCESSORS. This Agreement shall be binding upon and inure to the benefit of the heirs, executors, administrators, assigns and successors of the respective parties hereto.

         Section 17. GOVERNING LAW. The interpretation, performance and enforcement of this Agreement shall be governed by the laws of the State of California with respect to agreements entered into and performed within such state.

         IN WITNESS WHEREOF, the parties have executed this Agreement effective as of the date first set forth above.

                                     SECURED PARTY:

                                     WIRELESS, INC.

                                     By:     /s/ William E. Gibson
                                             ---------------------------------

                                     Name:   ---------------------------------

                                     Title:  ---------------------------------

                                     DEBTOR:


                                               /s/ William J. Palumbo
                                              ---------------------------------
                                               William J. Palumbo



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                                 SPOUSAL CONSENT

         I, the spouse of Bill Palumbo, hereby acknowledge I have read the Common Stock Purchase Agreement, the full recourse Purchase Note and the Pledge Agreement (the "Agreements") between Bill Palumbo and Wireless, Inc. (the "Company") and know the contents thereof, including those provisions that (i) establish the rights of the Company to purchase, under various circumstances, any interest in the securities of the Company held by my spouse, including any interest acquired by or awarded to me pursuant to a decree of divorce, dissolution, or separate maintenance, or pursuant, to any property settlement or separate agreement and, (ii) if applicable, establish a pledge of such securities to secure the Purchase Note. In accordance with the Agreements, I hereby agree on behalf of myself and all my successors in interest that the Agreements shall bind my community interest, if any, in all such securities and any interests therein that are at any time registered on the books of the Company in the name of my spouse.

                                               /s/ Sue Palumbo
                                              ---------------------------------
                                               (signature)

                                               Sue Palumbo
                                              ---------------------------------
                                               (please print name)

Dated: